PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION VARIABLE ACCOUNT B

Supplement dated February 25, 2014

to Prospectuses dated May 1, 2013

This supplement should be read and retained with the prospectus for your Annuity.  This supplement is intended to update certain information in the prospectus for the variable annuity you own, and is not intended to be a prospectus or offer for any other variable annuity that you do not own. If you would like another copy of the current prospectus, please call us at 1-888-PRU-2888.

Liquidation of Certain Portfolios of the First Defined Portfolio Fund, LLC

The Portfolios listed below, each a series of First Defined Portfolio, LLC, (“First Defined”) are scheduled to cease normal operations on April 18, 2014 (the “Effective Date”).  Following the Effective Date, First Defined and the Portfolios below will terminate and liquidate on April 25, 2014 (the “Liquidation Date”).

•	Target Managed VIP Portfolio

•	The Dow® DART 10 Portfolio

•	The Dow® Target Dividend Portfolio

•	Global Dividend Target 15 Portfolio

•	S&P® Target 24 Portfolio

•	NASDAQ® Target 15 Portfolio

•	First Trust® Target Focus Four Portfolio

•	Value Line® Target 25 Portfolio

On the Liquidation Date, the above Portfolios will no longer be available under your annuity contract, and any Contract Value allocated to any of these Portfolios will be transferred, as of the close of business on the Liquidation Date, to the AST Money Market Portfolio.

Please note that you have the ability to transfer out of the above Portfolios any time prior to the Liquidation Date.  Such transfers will be free of charge and will not count as one of your annual free transfers under your annuity contract.  Also, for a period of 60 days after the Liquidation Date, any Contract Value that was transferred to the AST Money Market Portfolio as the result of the liquidations can be transferred free of charge and will not count as one of your annual free transfers.  It is important to note that any Portfolio into which you make your transfer will be subject to the transfer limitations described in your prospectus.  Please refer to your prospectus for detailed information about investment options.

After the Liquidation Date, the above listed Portfolios will no longer exist and, unless you instruct us otherwise, any outstanding instruction you have on file with us that designates any of the above Portfolios will be deemed instruction for the AST Money Market Portfolio.  This includes, but is not limited to, systematic withdrawals, Dollar Cost Averaging, Auto Rebalancing, and any withdrawals associated with an optional living benefit rider.

You may wish to consult with your financial professional to determine if your existing allocation instructions should be changed before or after the Liquidation Date.

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